EXHIBIT 24.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                 /s/ ROBERT E. EVANS
                                     -----------------------------------
                       Printed Name: Robert E. Evans

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                  /s/ MARK F. BRADLEY
                                      ----------------------------------
                        Printed Name: Mark F. Bradley

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                  /s/ GEORGE W. BROUGHTON
                                      ---------------------------------
                        Printed Name: George W. Broughton

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                  /s/ FRANK L. CHRISTY
                                      ----------------------------------
                        Printed Name: Frank L. Christy

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                  /s/ WILFORD D. DIMIT
                                      ----------------------------------
                        Printed Name: Wilford D. Dimit

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                  /s/ PAUL T. THEISEN
                                      ----------------------------------
                        Printed Name: Paul T. Theisen

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                   /s/ JOSEPH H. WESEL
                                       ---------------------------------
                         Printed Name: Joseph H. Wesel

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 2004.

                                   /s/ THOMAS J. WOLF
                                       ---------------------------------
                         Printed Name: Thomas J. Wolf

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 2004.

                                   /s/ JOHN W. CONLON
                                       ---------------------------------
                         Printed Name: John W. Conlon

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Peoples Bancorp Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the offering from time to time by the holders thereof of up to 306,582 common shares, without par value, of the Company hereby constitutes and appoints Robert E. Evans, Mark F. Bradley, John W. Conlon, and Charles R. Hunsaker, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents and instruments related thereto and any request to accelerate the effectiveness of such Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of June, 2004.

                                   /s/ DONALD J. LANDERS, JR.
                                       ---------------------------------
                        Printed Name:  Donald J. Landers, Jr.